UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2014

EUROSITE POWER INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54484	27-5250881
(Commission file number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachussetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 522-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2014, Jesse T. Herrick resigned, effective March 31, 2014, from his positions as Chief Financial Officer, Secretary and Treasurer of EuroSite Power Inc., or the Company, and any other positions he may have had with the Company and the Company’s parent, American DG Energy Inc., which holds a majority of the Company’s outstanding common stock. Mr. Herrick’s resignation was not a result of any disagreement with the Company or the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2014	EUROSITE POWER INC.
By: /s/ Jesse T. Herrick
Jesse T. Herrick, Chief Financial Officer

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